SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 31, 2000


                   FORD CREDIT AUTO OWNER TRUST Series 2000-A,
                   FORD CREDIT AUTO OWNER TRUST Series 2000-B,
                   FORD CREDIT AUTO OWNER TRUST Series 2000-C,
                   FORD CREDIT AUTO OWNER TRUST Series 2000-D,
                   FORD CREDIT AUTO OWNER TRUST Series 2000-E and FORD CREDIT AUTO OWNER TRUST Series 2000-F

              (Ford Credit Auto Receivables Two L.P. - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-82895             38-3295857
--------                       ---------             ----------
(State or other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



One American Road, Dearborn, Michigan            48126
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 2000-A, 2000-B, 2000-C, 2000-D, 2000-E and 2000-F for the Collection
Period ended October 31, 2000, are attached hereto as Exhibits 19.1, 19.2, 19.3, 19.4, 19.5 and 19.6, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of Filing

-----------          ------------                            ----------------
Exhibit 19.1        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-A                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    October 31, 2000.

Exhibit 19.2        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    October 31, 2000.

Exhibit 19.3        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-C                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    October 31, 2000.

Exhibit 19.4        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-D                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    October 31, 2000.

Exhibit 19.5        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-E                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    October 31, 2000.

Exhibit 19.6        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-F                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    October 31, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner

Date: November 14, 2000           By:/s/R. P. Conrad
                                    ---------------------------------
                                    Assistant Secretary

                                  EXHIBIT INDEX

Designation                 Description

-----------                 -----------
Exhibit 19.1                Ford Credit Auto Owner
                            Trust Series 2000-A
                            Servicing Report for the
                            Collection Period ended
                            October 31, 2000.

Exhibit 19.2                Ford Credit Auto Owner
                            Trust Series 2000-B
                            Servicing Report for the
                            Collection Period ended
                            October 31, 2000.

Exhibit 19.3                Ford Credit Auto Owner
                            Trust Series 2000-C
                            Servicing Report for the
                            Collection Period ended
                            October 31, 2000.

Exhibit 19.4                Ford Credit Auto Owner
                            Trust Series 2000-D
                            Servicing Report for the
                            Collection Period ended
                            October 31, 2000.

Exhibit 19.5                Ford Credit Auto Owner
                            Trust Series 2000-E
                            Servicing Report for the
                            Collection Period ended
                            October 31, 2000.

Exhibit 19.6                Ford Credit Auto Owner
                            Trust Series 2000-F
                            Servicing Report for the
                            Collection Period ended
                            October 31, 2000.